                     The Penn Insurance and Annuity Company


                                Power of Attorney




        Daniel J. Toran, whose signature appears below, does hereby constitute and appoint Robert E. Chappell and Daniel J. Toran, and each of them severally, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and each of them, may deem necessary or advisable or which may be required to enable The Penn Insurance and Annuity Company (the "Company") to comply with the Investment Company Act of 1940 and the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement on Form N-4 (SEC Registration No. 33-83120) pursuant to such Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company such Registration Statement and any and all amendments and supplements to such Registration Statement filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.







Date: April 14, 2000                                         /s/ Daniel J. Toran
                                                             -------------------
                                                                 Daniel J. Toran

                     The Penn Insurance and Annuity Company


                                Power of Attorney




        Nancy S. Brodie, whose signature appears below, does hereby constitute and appoint Robert E. Chappell and Daniel J. Toran, and each of them severally, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and each of them, may deem necessary or advisable or which may be required to enable The Penn Insurance and Annuity Company (the "Company") to comply with the Investment Company Act of 1940 and the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement on Form N-4 (SEC Registration No. 33-83120) pursuant to such Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company such Registration Statement and any and all amendments and supplements to such Registration Statement filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.







Date: April 14, 2000                                         /s/ Nancy S. Brodie
                                                             -------------------
                                                                 Nancy S. Brodie

                     The Penn Insurance and Annuity Company


                                Power of Attorney




        Ann M. Strootman, whose signature appears below, does hereby constitute and appoint Robert E. Chappell and Daniel J. Toran, and each of them severally, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and each of them, may deem necessary or advisable or which may be required to enable The Penn Insurance and Annuity Company (the "Company") to comply with the Investment Company Act of 1940 and the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement on Form N-4 (SEC Registration No. 33-83120) pursuant to such Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company such Registration Statement and any and all amendments and supplements to such Registration Statement filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.







Date: April 14, 2000                                        /s/ Ann M. Strootman
                                                            --------------------
                                                                Ann M. Strootman

                     The Penn Insurance and Annuity Company


                                Power of Attorney




        Robert E. Chappell, whose signature appears below, does hereby constitute and appoint Robert E. Chappell and Daniel J. Toran, and each of them severally, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and each of them, may deem necessary or advisable or which may be required to enable The Penn Insurance and Annuity Company (the "Company") to comply with the Investment Company Act of 1940 and the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement on Form N-4 (SEC Registration No. 33-83120) pursuant to such Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company such Registration Statement and any and all amendments and supplements to such Registration Statement filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.







Date: April 14, 2000                                      /s/ Robert E. Chappell
                                                          ----------------------
                                                              Robert E. Chappell

                     The Penn Insurance and Annuity Company


                                Power of Attorney




        Larry L. Mast, whose signature appears below, does hereby constitute and appoint Robert E. Chappell and Daniel J. Toran, and each of them severally, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and each of them, may deem necessary or advisable or which may be required to enable The Penn Insurance and Annuity Company (the "Company") to comply with the Investment Company Act of 1940 and the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement on Form N-4 (SEC Registration No. 33-83120) pursuant to such Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company such Registration Statement and any and all amendments and supplements to such Registration Statement filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.







Date: April 11, 2000                                           /s/ Larry L. Mast
                                                               -----------------
                                                                   Larry L. Mast

                     The Penn Insurance and Annuity Company


                                Power of Attorney




        Ernest K. Noll, whose signature appears below, does hereby constitute and appoint Robert E. Chappell and Daniel J. Toran, and each of them severally, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and each of them, may deem necessary or advisable or which may be required to enable The Penn Insurance and Annuity Company (the "Company") to comply with the Investment Company Act of 1940 and the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement on Form N-4 (SEC Registration No. 33-83120) pursuant to such Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company such Registration Statement and any and all amendments and supplements to such Registration Statement filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.







Date: April 19, 2000                                /s/ Ernest K. Noll
                                                    ---------------------------
                                                    Ernest K. Noll

                     The Penn Insurance and Annuity Company


                                Power of Attorney




        Rudolph C. Sander, whose signature appears below, does hereby constitute and appoint Robert E. Chappell and Daniel J. Toran, and each of them severally, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and each of them, may deem necessary or advisable or which may be required to enable The Penn Insurance and Annuity Company (the "Company") to comply with the Investment Company Act of 1940 and the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement on Form N-4 (SEC Registration No. 33-83120) pursuant to such Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company such Registration Statement and any and all amendments and supplements to such Registration Statement filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.







Date: April 14, 2000                                       /s/ Rudolph C. Sander
                                                           ---------------------
                                                              Rudolph C. Sander